UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 16, 2005
                        ---------------------------------
                        (Date of earliest event reported)


                            HERITAGE WORLDWIDE, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       000-28277               13-4196258
-------------------------------    ---------------------    -------------------
(State or Other Jurisdiction of    (Commission File No.)      (IRS Employer
     Incorporation)                                         Identification No.)



                             337 Avenue de Bruxelles
                         83507 La Seyne-Sur-Mer (France)
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                              (011) (33) 494-109810
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 16, 2005, Heritage Worldwide, Inc. issued a press release announcing its expectation that it will market its products in China within the next six months as well as its results of operations for the first quarter of its fiscal 2006. A copy of the press release is attached as Exhibit 99 to this report. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements. Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.   Title

    99        Press release issued by Heritage Worldwide,  Inc. on November 16,
              2005

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. HERITAGE WORLDWIDE, INC.


                                         By:  /s/ Claude Couty
                                              -------------------------------
                                       Name:  Claude Couty
                                      Title:  Chief Financial Officer


Date: November 18, 2005

EXHIBIT INDEX

 Exhibit    Description

   99       Press release issued by Heritage Worldwide, Inc. on November 16,2005